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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

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
Date of Report (Date of earliest event reported) November 30, 2001 (November 29, 2001)
                                                 ------------------------------------
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                       CCC Information Services Group Inc.
             (Exact name of registrant as specified in its chapter)

          Delaware                     000 - 28600               54-1242469
----------------------------    -----------------------         ------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
 of incorporation)                                          Identification No.)

      WORLD TRADE CENTER CHICAGO                                    60654
         444 MERCHANDISE MART                                       -----
          CHICAGO, ILLINOIS                                       (Zip Code)
----------------------------------------
(Address of principal executive offices)


Registrant's telephone number, including area code  312-222-4636
                                                   --------------

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)




Item 5.  OTHER EVENTS

     Attached hereto as Exhibit 99.1 is the press release issued by CCC Information Services Group Inc., dated November 30, 2001, which is hereby incorporated by reference herein.



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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  EXHIBITS

          10.1 Purchase Agreement, dated as of November 29, 2001, between CCC Information Services Group Inc., White River Ventures, Inc., Capricorn Investors II, L.P. and Capricorn Investors III, L.P.

          10.2 Second Amended and Restated Credit Facility, dated as of November 30, 2001, by and among CCC Information Services Inc., the financial institutions from time to time parties thereto and LaSalle Bank National Association, as Administrative Agent.

          10.3 First Amendment and Waiver, dated as of November 30, 2001, to the Warrant dated as of February 23, 2001, issued by CCC Information Services Group Inc. for the benefit of Capricorn Investors III, L.P.

          10.4 Supplemental Indenture, dated as of November 30, 2001, by and between CCC Information Services Group Inc. and Wilmington Trust Company.

          10.5 Agreement, dated as of November 30, 2001, between CCC Information Services Group Inc. and Capricorn Investors III, L.P.

          99.1 Press release dated November 30, 2001.

          99.2 Form of CCC Information Services Group Inc. Subscription Certificate.

          99.3 Form of Instructions For Use Of CCC Information Services Group Inc. Subscription Certificates.

          99.4 Form of Notice of Guaranteed Delivery.

          99.5 Form of Letter to Stockholder.

          99.6 Form of Letter to Banks, Brokers, Trustees, Depositories and other Nominees.

          99.7 Form of Beneficial Owner Election Form.

          99.8 Form of Nominee Holder Certification.

          99.9 Form of Important Tax Information




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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2001          CCC INFORMATION SERVICES GROUP INC.


                                  By     /s/ Reid E. Simpson
                                     ------------------------------------------
                                         Reid E. Simpson
                                         Executive Vice President and
                                         Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit   Description

10.1 Purchase Agreement, dated as of November 29, 2001, between CCC Information Services Group Inc., White River Ventures, Inc., Capricorn Investors II, L.P. and Capricorn Investors III, L.P.

10.2 Second Amended and Restated Credit Facility, dated as of November 30, 2001, by and among CCC Information Services Inc., the financial institutions from time to time parties thereto and LaSalle Bank National Association, as Administrative Agent.

10.3 First Amendment and Waiver, dated as of November 30, 2001, to the Warrant dated as of February 23, 2001, issued by CCC Information Services Group Inc. for the benefit of Capricorn Investors
          III, L.P.

10.4 Supplemental Indenture, dated as of November 30, 2001, by and between CCC Information Services Group Inc. and Wilmington Trust Company.

10.5 Agreement, dated as of November 30, 2001, between CCC Information Services Group Inc. and Capricorn Investors III, L.P.

99.1      Press release dated November 30, 2001.

99.2      Form of CCC Information Services Group Inc. Subscription Certificate.

99.3 Form of Instructions For Use Of CCC Information Services Group Inc. Subscription Certificates.


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99.4      Form of Notice of Guaranteed Delivery.

99.5      Form of Letter to Stockholder.

99.6      Form of Letter to Banks, Brokers, Trustees, Depositories and other
          Nominees.

99.7      Form of Beneficial Owner Election Form.

99.8      Form of Nominee Holder Certification.

99.9      Form of Important Tax Information



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